UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
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Filed by the Registrant ☒
Filed by Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

Golub Capital Private Credit Fund

(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒ No fee required.
☐     Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

GOLUB CAPITAL PRIVATE CREDIT FUND
200 Park Avenue, 25th Floor
New York, NY 10166
(212) 750-6060
January 6, 2026
Dear Shareholder:
You are cordially invited to participate in the 2026 Annual Meeting of Shareholders (the “Annual Meeting”) of Golub Capital Private Credit Fund (the “Company”) to be held virtually on February 24, 2026 at 9:45 a.m., Eastern Time, at the following website: www.virtualshareholdermeeting.com/GCRED2026.
The notice of the Annual Meeting and proxy statement, which are accessible on the Internet or by request, provide an outline of the business to be conducted at the Annual Meeting. At the Annual Meeting, you will be asked to: (1) elect seven trustees of the Company, five of whom are not “interested persons” of the Company or of the Company’s investment adviser, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and two of whom are “interested persons”; (2) ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2026; and (3) to transact such other business as may properly come before the Annual Meeting and any postponements or adjournments thereof.
It is very important that your shares be represented at the Annual Meeting. Even if you plan to participate in the virtual Annual Meeting, I urge you to follow the instructions on the Notice of Internet Availability of Proxy Materials to vote your proxy via the Internet or telephone. We encourage you to vote via the Internet, if possible, as it saves us significant time and processing costs. On the Notice of Internet Availability of Proxy Materials, you also will find instructions on how to request a hard copy of the proxy statement and proxy card free of charge, and you may vote your proxy by returning a proxy card to us after you request the hard copy materials. If you are the beneficial owner of your shares, you will need to follow the instructions provided by your broker, bank, trustee or nominee regarding how to instruct your broker, bank, trustee or nominee to vote your shares at the Annual Meeting. Your vote and participation in the governance of the Company are very important to us.

Sincerely yours,
/s/ David B. Golub
David B. Golub
Chief Executive Officer

GOLUB CAPITAL PRIVATE CREDIT FUND
200 Park Avenue, 25th Floor
New York, NY 10166
(212) 750-6060

NOTICE OF VIRTUAL ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON FEBRUARY 24, 2026
Online Meeting Only — No Physical Meeting Location
www.virtualshareholdermeeting.com/GCRED2026
Notice is hereby given to the shareholders (the “Shareholders”) of Golub Capital Private Credit Fund (the “Company”) that:
The 2026 Annual Meeting of Shareholders (the “Annual Meeting”) of the Company will be conducted virtually at 9:45 a.m., Eastern Time, on February 24, 2026, at the following website: www.virtualshareholdermeeting.com/GCRED2026 for the following purposes:
1.To elect seven trustees of the Company, five of whom are not “interested persons” of the Company or of the Company’s investment adviser, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), and two of whom are “interested persons”, who will each serve until the 2027 Annual Meeting of Shareholders of the Company or until their successor is duly elected and qualified;
2.To ratify the selection of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2026; and
3.To transact such other business as may properly come before the Annual Meeting and any postponements or adjournments thereof.
You or your proxyholder can participate, vote and examine our Shareholder list at the virtual Annual Meeting by visiting www.virtualshareholdermeeting.com/GCRED2026 and using the 16-digit control number included in your Notice of Internet Availability of Proxy Materials. You have the right to receive notice of, and to vote at, the Annual Meeting if you were a Shareholder of record at the close of business on December 29, 2025. We are furnishing the Proxy Statement, proxy card and our Annual Report on Form 10-K for the fiscal year ended September 30, 2025 (“Annual Report”) to our Shareholders on the Internet, rather than mailing printed copies of those materials to each Shareholder. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials unless you request them. Instead, the Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review the proxy materials, and vote your proxy, on the Internet. You may request from us free of charge hard copies of the proxy materials by following the instructions on the Notice of Internet Availability of Proxy Materials.
Your vote is extremely important to us. If you are unable to participate in the Annual Meeting, we encourage you to vote your proxy on the Internet by following the instructions provided on the Notice of Internet Availability of Proxy Materials. If you are the beneficial owner of your shares, you will need to follow the instructions provided by your broker, bank, trustee or nominee regarding how to instruct your broker, bank, trustee or nominee to vote your shares at the Annual Meeting. In the event there are not enough votes for a quorum or to approve the proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

THE BOARD OF TRUSTEES, INCLUDING EACH OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.
By Order of the Board of Trustees,
/s/ Wu-Kwan Kit
Wu-Kwan Kit
Chief Compliance Officer and Secretary
January 6, 2026

This is an important meeting. To ensure proper representation at the Annual Meeting, please follow the instructions on the Notice of Internet Availability of Proxy Materials to vote your proxy via the Internet or request, complete, sign, date and return a proxy card. Even if you vote your shares prior to the Annual Meeting, you still may participate in the meeting and vote your shares virtually if you wish to change your vote.

GOLUB CAPITAL PRIVATE CREDIT FUND
200 Park Avenue, 25th Floor
New York, NY 10166
(212) 750-6060

PROXY STATEMENT

For

2026 Virtual Annual Meeting of Shareholders
To Be Held on February 24, 2026
Online Meeting Only — No Physical Meeting Location
www.virtualshareholdermeeting.com/GCRED2026
This document will give you the information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Shareholders (“Notice of Annual Meeting”). Much of the information in this Proxy Statement is required under the rules of the Securities and Exchange Commission (“SEC”), and some of it is technical in nature. If there is anything you do not understand, please contact us at (212) 750-6060.
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Golub Capital Private Credit Fund (the “Company,” “GCRED,” “we,” “us” or “our”) for use at our 2026 Annual Meeting of Shareholders (the “Annual Meeting”) to be conducted virtually via live webcast on Tuesday, February 24, 2026 at 9:45 a.m., Eastern Time, and at any postponements or adjournments thereof. You or your proxyholder can participate, vote and examine our shareholder list at the virtual Annual Meeting by visiting www.virtualshareholdermeeting.com/GCRED2026 and using the 16- digit control number included in your Notice of Internet Availability of Proxy Materials (the “Control Number”). This Proxy Statement, proxy card and the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2025 filed with the SEC on November 25, 2025 (the “Annual Report”) are first being provided to shareholders of the Company (the “Shareholders”) of record as of the close of business on December 29, 2025 (the “Record Date”) via the Internet on or about January 6, 2026. In addition, a Notice of Annual Meeting and a Notice of Internet Availability of Proxy Materials is being sent to Shareholders of record as of the Record Date on or about January 6, 2026.
We encourage you to vote your shares, either by voting virtually at the Annual Meeting or by voting by proxy, which means that you authorize someone else to vote your shares. Shares represented by duly executed proxies will be voted in accordance with your instructions. If you execute a proxy without specifying your voting instructions, your shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Annual Meeting, your shares will be voted at the Board’s discretion unless you specifically state otherwise on your proxy.
You may revoke a proxy at any time before it is exercised by notifying the Company’s Secretary in writing, by submitting a properly executed, later-dated proxy, or by voting virtually at the Annual Meeting. Any Shareholder entitled to vote at the Annual Meeting may participate in the Annual Meeting and vote virtually, whether he or she has previously voted his or her shares via proxy or wishes to change a previous vote. Participating in the Annual Meeting does not revoke your proxy unless you also vote virtually at the Annual Meeting.
You will be eligible to vote your shares electronically via the Internet, telephone, or by mail by following the instructions on the Notice of Internet Availability of Proxy Materials.

Purpose of the Annual Meeting
At the Annual Meeting, you will be asked to vote on the following proposals:
1.To elect seven trustees, five of whom are not “interested persons” of the Company or of the Company’s investment adviser, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), and two of whom are “interested persons” (the “Interested Trustees” and together with the Independent Trustees, the “Trustees”), who will each serve until the 2027 Annual Meeting of Shareholders of the Company or until their successor is duly elected and qualified;
2.To ratify the selection of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2026; and
3.To transact such other business as may properly come before the meeting and any postponements or adjournments thereof.

Voting Securities
You may vote your shares at the Annual Meeting only if you were a Shareholder on the Record Date. There were 177,447,979 shares of the Company’s common shares of beneficial interest (the “Common Shares”) outstanding on the Record Date. Each share of Common Shares is entitled to one vote.

Quorum Required

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, virtually or by proxy, of the holders of one-third of the shares of Common Shares outstanding on the Record Date will constitute a quorum. Common Shares held by a broker or other nominee for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the Common Shares on non-routine proposals (which are considered “broker non-votes” with respect to such proposals) will be treated as Common Shares present for quorum purposes. If there are not enough votes for a quorum, the Annual Meeting can be adjourned in order to permit the further solicitation of proxies.

Votes Required

Election of Trustees

The election of a Trustee requires the affirmative vote of a plurality of the total votes cast for and affirmatively withheld as to such nominee. If you vote “Withhold Authority” with respect to a nominee, your Common Shares will not be voted with respect to the person indicated. Because Trustees are elected by an affirmative vote of the plurality of the total votes cast for and affirmatively withheld, votes to withhold authority will have the effect of a vote against a nominee. Broker non-votes will not be included in determining the number of votes cast, and, as a result, will have no effect on the election of nominees.

Ratification of Independent Registered Public Accounting Firm

The affirmative vote of a majority of the votes cast at the Annual Meeting virtually or by proxy is required to ratify the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2026 (meaning that the number of shares voted “for” the proposal must exceed the number of shares voted “against” such proposal). Abstentions and broker non-votes, if any, will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

Broker Non-Votes

When a bank or broker has not received instructions from the beneficial Shareholder of any Common Shares held of record by a broker or its nominees on behalf of beneficial Shareholders, and the bank or broker cannot vote on a particular matter because it is not “routine”, then there is a “broker non-vote” on that matter. Proposal 1 is a non-routine matter. As a result, if you hold Common Shares in “street name” through a broker, bank or other nominee, your broker, bank or nominee will not be permitted to exercise voting discretion with respect to Proposal 1, the election of seven Trustees. If you do not give your broker or nominee specific instructions on how to vote for you or do not vote for yourself by returning a proxy card or by other arrangement with your broker or nominee, your Common Shares will have no effect on Proposal 1.

Proposal 2, the ratification of the selection of Ernst & Young LLP, is a routine matter. As a result, if you beneficially own your Common Shares and you do not provide your broker or nominee with proxy instructions, by returning a proxy card or by other arrangement with your broker or nominee, your broker or nominee will be able to vote your Common Shares for you on this routine matter.

Adjournment and Additional Solicitation. If there appear not to be enough votes to approve each of the proposals at the Annual Meeting, the chair of the Annual Meeting shall have the power to adjourn the Annual Meeting from time to time without notice other than announcement at the Meeting or Shareholders who are represented virtually or by proxy may vote to adjourn the Annual Meeting to permit further solicitation of proxies.
A Shareholder vote may be taken on any of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal.

Information Regarding This Solicitation

The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing and posting this Proxy Statement and the Annual Report to the Internet and the cost of mailing the Notice of Annual Meeting of Shareholders, the Notice of Internet Availability of Proxy Materials and any requested proxy materials to Shareholders. The Company intends to use the services of GC Advisors LLC (the “Investment Adviser” or “GC Advisors”) to aid in the distribution and collection of proxy votes. The Company expects to pay market rates for such services. If brokers, trustees, or fiduciaries and other institutions holding Common Shares in their own names or in the names of their nominee, which Common Shares are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners, the Company will reimburse such persons for their reasonable expenses in so doing. No additional compensation will be paid to trustees, officers or regular employees for such services.
Shareholders may provide their voting instructions through the Internet, by telephone, or by mail by following the instructions on the Notice of Internet Availability of Proxy Materials. These options require Shareholders to input the Control Number, which is provided with the Notice of Internet Availability of Proxy Materials. If you vote using the Internet, after visiting www.proxyvote.com and inputting your Control Number, you will be prompted to provide your voting instructions. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their Internet link. Shareholders who vote their proxy via the Internet, in addition to confirming their voting instructions prior to submission, will, upon request, receive an e-mail confirming their instructions.
If a Shareholder wishes to participate in the Annual Meeting but does not wish to give a proxy by Internet, the Shareholder may join the Annual Meeting virtually or request and submit a proxy card by following the instructions on the Notice of Internet Availability of Proxy Materials.

Any proxy authorized pursuant to this solicitation may be revoked by notice from the Shareholder giving the proxy at any time before the proxy is exercised. A revocation may be affected by: (i) resubmitting voting instructions via the Internet voting site or by telephone, (ii) by obtaining and properly completing another proxy card that is dated later than the original proxy card and returning it, by mail, in time to be received before the Annual Meeting, (iii) by participating in the Annual Meeting and voting virtually, or (iv) by a notice, provided in writing and signed by the Shareholder, delivered to the Company’s Secretary on any business day before the date of the Annual Meeting.

Security Ownership of Certain Beneficial Owners and Management
As of the Record Date, to our knowledge, no person would be deemed to control us, as such term is defined in the 1940 Act.

Our Board consists of Interested Trustees and Independent Trustees. Interested Trustees are “interested persons” of the Company and the Investment Adviser, as defined in the 1940 Act, and Independent Trustees are not “interested persons” under the 1940 Act.
The following table sets forth, as of the Record Date, certain ownership information with respect to our Common Shares for those persons who beneficially own more than 5% of our outstanding Common Shares and all executive officers and Trustees individually and as a group. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities.

Name and Address(1)	Type of Ownership	Shares Owned	Percentage
David B. Golub(2)	Beneficial	723,617	*
Christopher C. Ericson	N/A	—	—
John T. Baily	N/A	—	—
Kenneth F. Bernstein	N/A	—	—
Lofton P. Holder	N/A	—	—
Anita J. Rival	N/A	—	—
William M. Webster IV	N/A	—	—
Wu-Kwan Kit	N/A	—	—
Daniel J. Colaizzi	N/A	—	—
Jonathan D. Simmons	N/A	—	—
Timothy J. Topicz	N/A	—	—
All executive officers and Trustees as a group (11 persons)	Beneficial	723,617	*
_______________________________

* Represents less than 1.0%
(1)The business address for each of our officers and Trustees is c/o Golub Capital Private Credit Fund, 200 Park Avenue, 25th Floor, New York, NY 10166.
(2)Mr. David B. Golub is a control person of GGP Holdings LP and its wholly-owned subsidiaries GCI CB LLC, GCRED Canada SE Ltd and GGP Class B-P, LLC (collectively, “GGP Holdings”). The Common Shares shown in the above table as being owned by Mr. Golub reflect the fact that, due to his control of GGP Holdings, he may be viewed as having voting and dispositive power over the 723,617 Class I Common Shares directly and indirectly beneficially owned by GGP Holdings.

Dollar Range of Securities Beneficially Owned by Trustees
Information as to the beneficial ownership listed in the tables below is based on information furnished to the Company by the persons listed in the respective tables. We are not part of a “family of investment companies” as that term is defined in the 1940 Act. The following table sets forth the dollar range of our Common Shares beneficially owned by each of our Trustees as of the Record Date.

Name of Trustee	Dollar Range of Equity Securities in Golub Capital Private Credit Fund (1)
Independent Trustees
John T. Baily	None
Kenneth F. Bernstein	None
Lofton P. Holder	None
Anita J. Rival	None
William M. Webster IV	None
Interested Trustees
David B. Golub	Over $100,000
Christopher C. Ericson	None

_______________________________
(1)Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001- $100,000, or over $100,000.
The following table sets forth the dollar range of the beneficial ownership by any of our Independent Trustees and his or her immediate family as of the Record Date of the shares of common stock of Golub Capital BDC, Inc. (“GBDC”) (traded on the Nasdaq Global Select Market or “Nasdaq”), a closed-end, non-diversified management investment company that has elected to be regulated as a business development company (“BDC”) under the 1940 Act and whose investment adviser is GC Advisors, and the limited partnership interests in other private funds advised by Golub Capital (“Golub Capital” refers, collectively, to the activities and operations of Golub Capital LLC (formerly Golub Capital Management LLC), which entity employs all of Golub Capital’s investment professionals, as well as GC Advisors, associated investment funds and their respective affiliates).

Name of Trustee	Name of Owners	Name of Investment	Title of Class	Dollar Range of Equity Securities(1)
Independent Trustees
John T. Baily	John T. Baily	GBDC (Nasdaq)	Common Stock	Over $100,000
Kenneth F. Bernstein	Kenneth F. Bernstein	GBDC (Nasdaq)	Common Stock	Over $100,000
Anita J. Rival	Anita J. Rival	GBDC (Nasdaq)	Common Stock	Over $100,000
William M. Webster IV	William M. Webster IV; William M. Webster, IV 2012 Irrevocable Trust Agreement u/a/d 6/21/2012; Webster Trust Investments, LLC; William M. Webster, IV Revocable Trust u/a/d March 15, 2006
GBDC (Nasdaq);
Golub Capital Insurance Fund;
GC Co-Investment L.P.;
Golub Capital Partners 10, L.P.;
Golub Capital Partners 11, L.P.;    Golub Capital Partners
Rollover Fund 11, L.P.;
Golub Capital Partners 12, L.P.;
Golub Capital Partners 14, L.P.;
GEMS Fund 4, L.P.(2);
GEMS Fund 5 L.P.
GEMS Fund 6 L.P.
			Common Stock; N/A - Single Class	Over $100,000 in each

_________________________________
(1)Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.
(2) Through his investment in GEMS Fund 4, L.P., Mr. William Webster IV indirectly has beneficial ownership of shares of the common stock of GBDC.
PROPOSAL 1: ELECTION OF TRUSTEES

In accordance with the Company’s declaration of trust and bylaws, the Board currently has seven Trustees, including five Independent Trustees and two Interested Trustees. Each Trustee will hold office for a one-year term to which he or she is elected and until his or her successor is duly elected and qualified.

A Shareholder can vote for or against, or abstain from voting for, any nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy “for” the election of each nominee named below. If a nominee should decline or be unable to serve as a Trustee, it is intended that the proxy will be voted for the election of such person as is nominated by the Board as a replacement. The Board has no reason to believe that any of the nominees will be unable or unwilling to serve.

THE BOARD, INCLUDING EACH OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.
Information about the Nominees and Trustees
Certain information with respect to the nominees for election at the Annual Meeting is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds and the year in which each person became a Trustee of the Company. The nominees for trustee election currently serve as Trustees of the Company.
Mr. John T. Baily, Mr. Kenneth F. Bernstein, Mr. Lofton P. Holder, Ms. Anita J. Rival, and Mr. William M. Webster IV have each been nominated for election as an Independent Trustee. Mr. David B. Golub and Mr. Christopher C. Ericson have each been nominated for election as an Interested Trustee. The Independent and Interested Trustees have been nominated for a one-year term expiring at the 2027 Annual Meeting of Shareholders or until his or her successor is duly elected and qualified. The nominees are not being proposed for election pursuant to any agreement or understanding between any of the nominees and the Company.

Nominees for Trustees

Name, Address and Year of Birth(1)	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Companies In Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee or Nominee for Trustee During the Past 5 years(3)
John T. Baily (1944)	Independent Trustee	Independent Trustee since 2023; Term Expires 2026	Retired.	Seven	A member of the board of directors/trustees of GBDC (Nasdaq), Golub Capital Direct Lending Corporation (“GDLC”), Golub Capital BDC 4, Inc. (“GBDC 4”), Golub Capital Direct Lending Unlevered Corporation (“GDLCU”), Golub Capital Private Income Fund S (“GPIF S”), Golub Capital Private Income Fund I (“GPIF I”) and serves as the Audit Committee Chairman of Endurance U.S. Holding Corp., the U.S. holding company for the Sompo International Group, since 2017. Previously served on the board of directors of GCIC from 2014 until its acquisition by GBDC in 2019, GBDC 3 from 2017 until its acquisition by GBDC in 2024 and RLI Corp. (traded on the New York Stock Exchange or "NYSE") from 2003 to 2023. Mr. Baily rejoined the Albright College board of trustees in 2025; Mr. Baily previously served as a member and chair of the board of trustees from 2003 to 2013.
Kenneth F. Bernstein (1961)	Independent Trustee	Independent Trustee since 2023; Term Expires 2026	Chief Executive Officer of Acadia Realty Trust since 2001 and the president and a trustee since its formation in 1998.	Seven	A member of the board of directors/trustees of GBDC (Nasdaq), GDLC, GBDC 4, GPIF S, GPIF I and GDLCU. Served as a member of the board of directors of GCIC from 2014 until its acquisition by GBDC in 2019 and GBDC 3 from 2017 until its acquisition by GBDC in 2024.
Lofton P. Holder (1964)	Independent Trustee	Independent Trustee since 2023; Term Expires 2026	Co-founder and retired managing partner of Pine Street Alternative Asset Management Company.	Seven	A member of the board of directors/trustees of GBDC (Nasdaq), GDLC, GBDC 4, GPIF S, GPIF I and GDLCU. Served as member of the board of directors of Manning & Napier, Inc. (NYSE) from 2021 to 2023, GBDC 3 from 2021 until its acquisition by GBDC in 2024, and served as Trustee for Pace University on the Audit Committee. Currently serves as chair of the investment committee for the Edwin Gould Foundation and Maimonides Medical Center.
Anita J. Rival (1964)	Independent Trustee	Independent Trustee since 2023; Term Expires 2026	Independent Consultant. Former independent advisor to Magnetar Capital from April 2011 to May 2012. Partner and Portfolio Manager at Harris Alternatives, LLC, and its predecessor, Harris Associates, L.P., from 1999 to 2009.	Seven	A member of the board of directors/trustees of GBDC (Nasdaq), GDLC, GBDC 4, GPIF S, GPIF I and GDLCU. Served as a member of the board of directors of GCIC from 2014 until its acquisition by GBDC in 2019 and GBDC 3 from 2017 until its acquisition by GBDC in 2024. An independent trustee at Baron Funds Management since May 2013. Served as an independent director for Impala Asset Management from 2014 to 2022 and Trivian Investors 1 Limited (a Guernsey registered company listed on the London Stock Exchange) from April 2022 to April 2023.
William M. Webster IV (1957)	Independent Trustee	Independent Trustee since 2023; Term Expires 2026	Retired. Co-founder of Advance America, Advance Cash Centers, Inc. Served as the Chief Executive Officer of Advance America, Advance Cash Centers, Inc. from its inception in 1997 through August 2005 and served as Chairman of the board of directors from August 2008 through May 2012	Seven	A member of the board of directors/trustees of GBDC (Nasdaq), GDLC, GBDC 4, GPIF S, GPIF I and GDLCU. Previously served as a member of the board of directors of GCIC from 2014 until its acquisition by GBDC in 2019, GBDC 3 from 2017 until its acquisition by GBDC in 2024, Compass Systems Inc. from 2014 to May 2021 and LKQ Corporation (NYSE) from 2003 to May 2020. From March 2022 to October 2024, Mr. Webster served on the board of directors, and was the chair of the board of directors and the audit committee, of International Battery Metals Ltd.

Name, Address and Year of Birth(1)	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Companies In Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee or Nominee for Trustee During the Past 5 years(3)
David B. Golub (1962)(4)	Chief Executive Officer, Chairman of the Board of Trustees and Interested Trustee	Interested Trustee since 2023; Term Expires 2026	Serves as the President of Golub Capital.	Seven	President, Chief Executive Officer and, since November 2025, Chairman of the board of directors/trustees of GBDC (Nasdaq), GDLC, GBDC 4, GDLCU, GPIF S and GPIF I. Served as President and Chief Executive Officer and a member of the board of directors of GCIC from 2014 until its acquisition by GBDC in 2019 and GBDC 3 from 2017 until its acquisition by GBDC in 2024. Currently serves on the board of directors of the Burton Corporation and previously served on the board of directors of the Michael J. Fox Foundation for Parkinson’s Research.
Christopher C. Ericson (1980)(4)	Chief Financial Officer, Treasurer and Interested Trustee	Interested Trustee since 2023; Term Expires 2026	Serves as the CFO of BDC Funds of Golub Capital.	Three	Chief Financial Officer and Treasurer of GBDC (Nasdaq), GDLC since September 2021, GBDC 4 and GDLCU since November 2021, and a member of the board of trustees and Chief Financial officer and Treasurer for GPIF S and GPIF I since October 2025. Previously served as Chief Financial Officer and Treasurer of GBDC 3 from 2021 until its acquisition by GBDC in 2024.

_______________________________
(1)The business address of each of our Trustees is c/o Golub Capital Private Credit Fund, 200 Park Avenue, 25th Floor, New York, NY 10166.
(2)“Fund Complex” includes the Company, GBDC, GDLC, GBDC 4, GDLCU, GPIF S and GPIF I.
(3)No Trustee otherwise serves as a director of an investment company registered under the 1940 Act.
(4)Mr. David B. Golub is an Interested Trustee due to his positions as an officer of the Company and Golub Capital. Mr. Christopher C. Ericson is an Interested Trustee due to his positions as an officer of the Company and employee of Golub Capital.

Corporate Governance
We believe that maintaining the highest standards of corporate governance is a crucial part of our business, and we are committed to having in place the necessary controls and procedures designed to ensure compliance with applicable laws, rules and regulations.
Trustee Independence
The 1940 Act requires that at least a majority of the Company’s Trustees not be “interested persons” (as defined in the 1940 Act) of the Company and the Investment Adviser. On an annual basis, each member of our Board is required to complete an independence questionnaire designed to provide information to assist the Board in determining whether the Trustee is independent under the 1940 Act and our corporate governance guidelines. Our Board has determined that each of our Trustees, other than Mssers. David B. Golub and Christopher C. Ericson, is independent under the Exchange Act and the 1940 Act. Our governance guidelines require any Trustee who has previously been determined to be independent to inform the Chairman of the Board, the Chairman of the Nominating and Corporate Governance Committee and our Corporate Secretary of any change in circumstance that may cause his or her status as an Independent Trustee to change. The Board limits membership on the Audit Committee and the Nominating and Corporate Governance Committee to Independent Trustees.

The Board’s Oversight Role in Management
The Board’s role in management of the Company is one of oversight. Oversight of the Company’s investment activities extends to oversight of the risk management processes employed by GC Advisors as part of its day-to-day management of our investment activities. The Board reviews risk management processes throughout the year, consulting with appropriate representatives of GC Advisors as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Board’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. The Audit Committee of the Board (which consists of all the Independent Trustees) is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The Audit Committee is also responsible for aiding the Board in overseeing the determination of fair value of investments by reviewing valuation information provided by GC Advisors, in its capacity of valuation designee, and any independent valuation firms and pricing services utilized in the valuation processes and procedures, and assessing valuation recommendations. Shareholders should note, however, that the Board’s oversight function cannot eliminate all risks or ensure that events do not adversely affect the value of investments. The Board’s risk oversight responsibilities include reviewing the reimbursement by the Company to Golub Capital LLC (the “Administrator”) of the allocable portion of the cost of the Company’s Chief Financial Officer and Chief Compliance Officer and their respective staffs on an annual basis.
The Board’s Composition and Leadership Structure
The 1940 Act requires that at least a majority of the Company’s Trustees not be “interested persons” (as defined in the 1940 Act) of the Company or Investment Adviser. Currently, five of the Company’s seven Trustees are Independent Trustees (and are not “interested persons”). David B. Golub, President of Golub Capital and chief executive officer of the Company, and therefore an interested person of the Company, serves as Chairman of the Board. The Board believes that it is in the best interests of investors for Mr. Golub to lead the Board because of his broad experience with the day-to-day management and operation of other investment funds and his significant background in the financial services industry, as described below. The Board does not have a lead independent trustee. However, William M. Webster IV, the Chairman of the Audit Committee and the Nominating and Corporate Governance Committee, is an Independent Trustee and acts as a liaison between the Independent Trustees and management between meetings of the Board. He is also involved in the preparation of agendas for Board and committee meetings. The Board believes that its leadership structure is appropriate in light of the characteristics and circumstances of the Company because the structure allocates areas of responsibility among the individual Trustees and the committees in a manner that enhances effective oversight. The Board also believes that its small size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between GC Advisors and the Board.

Information About Each Trustee’s Experience, Qualifications, Attributes or Skills
Below is additional information about each Trustee (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes and/or skills that each Trustee possesses, and which the Board believes has prepared each Trustee to be effective. The Board believes that the significance of each Trustee’s experience, qualifications, attributes and/or skills is an individual matter (meaning that experience or a factor that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that the Trustees need to have the ability to review, evaluate, question and discuss critical information provided to them and to interact effectively with Company management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Trustee’s educational background, business, professional training or practice (e.g., finance, accounting or law), public service or academic positions, experience from service as a board member (including the Board of the Company) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations, and/or other life experiences. To assist them in evaluating matters under federal and state law, the Independent Trustees are counseled by their own independent legal counsel, who participates in Board meetings and interacts with GC Advisors, and also may benefit from information provided by the Company’s counsel. Both Independent Trustees’ and Company’s counsels have significant experience advising funds, including other business development companies, and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.
Experience, Qualifications, Attributes and/or Skills that Led to the Board’s Conclusion that such Members Should Serve as Trustees of the Company
The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Company and protecting the interests of its Shareholders. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each Trustee considered by the Board.

Interested Trustees

David B. Golub
Mr. David B. Golub serves as Chief Executive Officer of Golub Capital Private Credit Fund and as Chairman of our Board of Trustees. He brings to the Board a diverse knowledge of business and finance. He is also the President of Golub Capital and serves on the investment committee of our Investment Adviser, GC Advisors LLC. From 1995 through October 2003, Mr. Golub was a Managing Director of Centre Partners Management LLC, a leading private equity firm. From 1995 through 2000, Mr. Golub also served as a Managing Director of Corporate Partners, a private equity fund affiliated with Lazard formed to acquire significant minority stakes in established companies. Mr. Golub is a member of the Founder’s Council of the Michael J. Fox Foundation for Parkinson’s Research, where he was the first board Chairman and a long-time director. Mr. Golub is a member of the Association of Marshall Scholars’ Director’s Circle. Mr. Golub is also Co-founder and Chair of the Golub Capital Social Impact Labs and the Golub Capital Nonprofit Board Fellows Program. He previously was a member of the Stanford Graduate School of Business Advisory Council and served on the boards of the Loan Syndications and Trading Association, the Hudson Guild and the World Policy Institute. Mr. Golub is on the board of directors of The Burton Corporation and has served on the boards of numerous public and private companies. Mr. Golub earned his AB degree in Government from Harvard College. He received an MPhil in International Relations from Oxford University, where he was a Marshall Scholar, and an MBA from Stanford Graduate School of Business, where he was an Arjay Miller Scholar. Mr. Golub also serves as President and Chief Executive Officer and a member of the Board of Directors of GDLC, GDLCU and GBDC 4, as Chief Executive Officer and a member of the board of directors of GBDC and as Chief Executive Officer and a member of the board of trustees of GPIF S and GPIF I. He previously served as President and Chief Executive Officer and a member of the board of directors of GBDC 3 and GCIC prior to their mergers with GBDC in 2024 and 2019, respectively. Mr. Golub’s experiences with Golub Capital and his focus on middle market lending led our Nominating and Corporate Governance Committee to conclude that Mr. Golub is qualified to serve as a Trustee.

Christopher C. Ericson
Mr. Christopher C. Ericson is Chief Financial Officer and Treasurer of the Company. Mr. Ericson is the Chief Financial Officer of the BDC Funds at Golub Capital and since September 2021, has been the Chief Financial Officer and Treasurer for GBDC and GDLC, and for GDLCU and GBDC 4 since November 2021, a member of the Board of Trustees and Chief Financial Officer and Treasurer for GCRED since April 2023 and a member of the Board of Trustees and Chief Financial Officer and Treasurer for GPIF S and GPIF I since October 2025. Prior to this position, Mr. Ericson served in various senior finance roles since first joining Golub Capital in 2009, including as Controller for Golub Capital BDC. He rejoined Golub Capital in 2018 as a Director on the Corporate Development team in the Investor Partners Group. Prior to joining Golub Capital, Mr. Ericson served as the Controller at Downsview Capital, a hedge fund focusing on private investments in public equities. Prior to that he worked at Guggenheim Partners and Deloitte. Mr. Ericson earned his BS degree in Commerce from the University of Virginia. He received an MS degree in Accountancy from the University of Illinois at Urbana - Champaign. He is a registered Certified Public Accountant in Illinois. Mr. Ericson’s experience with Golub Capital and his past experience with alternative asset management and public accounting firms led our Nominating and Corporate Governance Committee to conclude that Mr. Ericson is qualified to serve as a Trustee.

Independent Trustees

John T. Baily
Mr. John T. Baily brings to the Board over three decades of experience in the accounting industry and a substantial background in insurance industry matters. He has been a member of the board of directors of GBDC since 2010, GDLC since 2020, GDLCU and GBDC 4 since 2021 and a member of the board of trustees of GPIF S and GPIF I since 2025. Mr. Baily was a member of the board of directors of GCIC from 2014 to 2019 and GBDC 3 from 2017 to 2024. Mr. Baily rejoined the Albright College board of trustees in 2025; Mr. Baily previously served as a member and Chair of the board of trustees from 2003 to 2013. Mr. Baily is a member of the board of directors and serves as the Audit Committee Chair of Endurance U.S. Holding Corp., the U.S. holding company for the Sompo International Group, since 2017. Mr. Baily previously served on the board of directors of RLI Corp. (NYSE) from 2003 to 2023, of Erie Indemnity Company (Nasdaq) from 2003 to 2008, of NYMagic, Inc. (NYSE) from 2003 to 2010 and of Endurance Specialty Holdings, Ltd. from 2003 to October 2017. From 1999 until 2002, Mr. Baily was the President of Swiss Re Capital Partners. Prior to joining Swiss Re Capital Partners, Mr. Baily was a partner at PricewaterhouseCoopers LLP and its predecessor, Coopers & Lybrand, where he worked from 1965 until 1999. Mr. Baily was the National Insurance Industry Chairman of Coopers & Lybrand from 1986 until 1998 and a member of Coopers & Lybrand’s International Insurance Industry Committee from 1984 until 1998. Mr. Baily graduated cum laude from Albright College in 1965, received his CPA with honors in 1968 and received his MBA from the University of Chicago in 1979. Mr. Baily’s experience as an accountant and past service as a director of public companies led our Nominating and Corporate Governance Committee to conclude that Mr. Baily is qualified to serve as a Trustee.

Kenneth F. Bernstein
Mr. Kenneth F. Bernstein brings to the Board expertise in accounting and business operations. He has been a member of the board of directors of GBDC since 2010, GDLC since 2020, GDLCU and GBDC 4 since 2021 and a member of the board of trustees of GPIF S and GPIF I since 2025. He also was a member of the board of directors of GCIC from 2014 to 2019 and GBDC 3 from 2017 to 2024. Mr. Bernstein has been the chief executive officer of Acadia Realty Trust since 2001 and the president and a Trustee since its formation in 1998. Mr. Bernstein is responsible for strategic planning as well as overseeing the day-to-day activities of Acadia Realty Trust including operations, acquisitions and capital markets. He was an independent trustee of BRT Apartments Corp. from 2004 to 2016. From 1990 to 1998, he served as chief operating officer of RD Capital,

Inc. until its merger into Acadia Realty Trust. He was an associate with the New York law firm of Battle Fowler LLP, from 1986 to 1990. He has been a member of the National Association of Corporate Directors, International Council of Shopping Centers, the National Association of Real Estate Investment Trusts, for which he serves on the Board of Governors, the Urban Land Institute and the Real Estate Roundtable. Mr. Bernstein was also the founding chairman of the Young Presidents’ Organization Real Estate Network and is currently a member of its board of advisors. He holds a BA from the University of Vermont and a JD from Boston University School of Law. Mr. Bernstein’s experience as a senior executive officer within finance companies led our Nominating and Corporate Governance Committee to conclude that Mr. Bernstein is qualified to serve as a Trustee.

Lofton P. Holder
Mr. Lofton P. Holder brings to the Board a diverse knowledge of business and finance. He has been a member of the board of directors of GBDC, GDLC, GDLCU and GBDC 4 since 2021 and the board of trustees of GPIF S and GPIF I since 2025, where he serves on the Nominating and Corporate Governance, Audit and GBDC Compensation Committees. He also was a member of the board of directors of GBDC 3 from 2021 to 2024. Mr. Holder also served on the board of directors for Manning & Napier (NYSE), where he served as chair of the Compensation Committee. He also served as an advisor to the management team at Landed, a private company focused on helping essential professionals purchase homes. He is the co-founder and retired managing partner for Pine Street Alternative Asset Management Company. Pine Street invests seed capital with emerging hedge fund managers. Prior to creating Pine Street, Mr. Holder was a Managing Director at Investcorp and JP Morgan Asset Management. In these roles, he served the investment needs of major global institutional investors working across all equity and fixed income asset classes as well as hedge fund, private equity and real estate investments. Earlier in his career, Mr. Holder was a municipal finance investment banker at JP Morgan and The First Boston Corporation. He is actively engaged in the community and is particularly focused on ideas to advance educational opportunity and student achievement for young people from low-income backgrounds. Mr. Holder is a board member for The Edwin Gould Foundation and Maimonides Medical Center and serves as Chair of the investment committees for both organizations. Mr. Holder also serves on the Board of Directors of UpTogether and AARP Foundation. He previously served as a Trustee for Pace University where he was a member of the Audit Committee. Mr. Holder received a BA in Political Science from Columbia University and a MBA from the Yale School of Organization and Management. Mr. Holder’s experience as a senior executive officer within the alternative asset management business led our Nominating and Corporate Governance Committee to conclude that Mr. Holder is qualified to serve as a Trustee.

Anita J. Rival
Ms. Anita J. Rival brings to the Board a diverse knowledge of business and finance and expertise in capital markets, portfolio management and business operations. She has been a member of the board of directors of GBDC since 2011, GDLC since 2020, GDLCU and GBDC 4 since 2021 and a member of the board of trustees of GPIF S and GPIF I since 2025. Ms. Rival was a member of the board of directors of GCIC from 2014 to 2019 and GBDC 3 from 2017 to 2024. Ms. Rival became a Trustee of Baron Investment Funds Trust in May 2013. From April 2022 to April 2023, Ms. Rival served as an independent director for Trian Investors 1 Limited, a Guernsey registered company listed on the London Stock Exchange. From January 2014 to September 2022, she served as an independent director for Impala Asset Management. From April 2011 through May 2012, she served as an independent advisor to Magnetar Capital, a multi-strategy hedge fund. From 1999 until her retirement in February 2009, Ms. Rival was a Partner and Portfolio Manager at Harris Alternatives, LLC, and its predecessor, Harris Associates, L.P. As a Portfolio Manager at Harris Alternatives, LLC, Ms. Rival managed all aspects of a $14 billion fund of hedge funds, including asset selection, risk assessment and allocation across investment strategies. Prior to Harris Alternatives, LLC, Ms. Rival held senior level positions at several large asset management/investment banking institutions, including Banker’s Trust, Global Asset

Management and Merrill Lynch Capital Markets. Ms. Rival received her BA in 1985 from Harvard University. Ms. Rival’s experience as a partner and senior executive in several asset management firms led our Nominating and Corporate Governance Committee to conclude that Ms. Rival is qualified to serve as a Trustee.

William M. Webster IV
Mr. William M. Webster IV brings to the Board a diverse knowledge of business and finance. He has been a member of the board of directors of GBDC since 2010, GDLC since 2020, GDLCU and GBDC 4 since 2021 and a member of the board of trustees of GPIF S and GPIF I since 2025. Mr. Webster was a member of the board of directors of GCIC from 2014 to 2019 and GBDC 3 from 2017 to 2024. From March 2022 to October 2024, Mr. Webster served on the board of directors, and was the Chair of the board of directors and the audit committee, of International Battery Metals Ltd. Mr. Webster is one of the co-founders of Advance America, Advance Cash Centers, Inc. Mr. Webster served as a director from the company’s inception in 1997 through May 2012 and as the Chairman of the board of directors from August 2008 through May 2012 and previously from January 2000 through July 2004. He was the Chief Executive Officer of Advance America, Advance Cash Centers, Inc. from its inception through August 2005. From May 1996 to May 1997, Mr. Webster served as Executive Vice President of Education Management Corporation and was responsible for corporate development, human resources, management information systems, legal affairs and government relations. From October 1994 to October 1995, Mr. Webster served as Assistant to the President of the United States and Director of Scheduling and Advance. Mr. Webster served as Chief of Staff to U.S. Department of Education Secretary Richard W. Riley from January 1993 to October 1994. From November 1992 to January 1993, Mr. Webster was Chief of Staff to Richard W. Riley as part of the Presidential Transition Team. Mr. Webster previously served on the board of directors of LKQ Corporation (NYSE) from 2003 to May 2020 and on the board of directors of Compass Systems, Inc. from 2014 to May 2021. Mr. Webster holds an Executive Masters Professional Director Certification, the highest level, from the American College of Corporate Directors, a public company director education and credentialing organization. Mr. Webster is a 1979 summa cum laude graduate of Washington and Lee University and a Fulbright Scholar. Mr. Webster is also a graduate of the University of Virginia School of Law. Mr. Webster’s knowledge of business and finance developed as a senior executive officer led our Nominating and Corporate Governance Committee to conclude that Mr. Webster is qualified to serve as a Trustee.

Committees of the Board
The Board has established an Audit Committee and a Nominating and Corporate Governance Committee. For the fiscal year ended September 30, 2025, the Board held four Board meetings, four Audit Committee meetings and two Nominating and Corporate Governance Committee meetings. All Trustees attended at least 75% of the aggregate number of meetings of the Board and of the respective committees on which they served that were held while they were members of the Board. The Company requires each Trustee to make a diligent effort to attend all Board and committee meetings and encourages Trustees to participate in the Annual Meeting. All Trustees attended last year's annual meeting of shareholders.

Audit Committee
The members of the Audit Committee are John T. Baily, Kenneth F. Bernstein, Lofton P. Holder, Anita J. Rival and William M. Webster IV, each of whom is financially literate and meets the independence standards established by the SEC for audit committees and is independent for purposes of the 1940 Act. William M. Webster IV serves as Chairman of the Audit Committee. Our Board has determined that Messrs. John T. Baily, Kenneth F. Bernstein and William M. Webster IV are each an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act.

The purpose of the Audit Committee is to monitor: (i) the integrity of the financial statements of the Company; (ii) the independent auditor’s qualifications and independence; (iii) the performance of the Company’s internal audit function and independent auditors; and (iv) the compliance by the Company with legal and regulatory requirements. The Audit Committee is directly responsible for approving and overseeing our independent accountants, including review and discussion of material written communications between the independent accountants and management, and reviewing with our independent accountants the plans and results of the audit engagement, including critical accounting policies to be used, alternative treatment of financial information within generally accepted accounting principles that have been discussed with management and critical audit matters. As part of its oversight, the Audit Committee is responsible for approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing and overseeing the adequacy of our internal accounting controls. The Audit Committee is responsible for reviewing and discussing with management and our independent accountants our annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommending to the Board whether the audited financial statements should be included in the Company’s Annual Report on Form 10-K. On a quarterly basis, the Audit Committee reviews and discusses with management and our independent accountants the Company’s earnings releases and quarterly financial statements prior to the filing of the Company’s Quarterly Reports on Form 10-Q, including the results of the independent accountants’ reviews of the quarterly financial statements. Periodically during each fiscal year, the Audit Committee meets, including private meetings, with our independent accountants and selected executive officers of the Company, as appropriate, for consultation on audit, accounting and related financial matters. At least annually, the Audit Committee reviews a report from the independent accountants regarding the independent accountant’s internal quality-control procedures, any material issues raised by internal quality review, or peer review, of the firm or any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with any such issues, as well as all relationships between the independent accountants and the Company. In its consideration of whether to recommend that Shareholders ratify the selection of our independent accountants, the Audit Committee considers both the independence of the independent accountants from us and management and whether retaining the independent accountants is in the best interests of the Company and our Shareholders. The Audit Committee reviews and approves the amount of audit fees and any other fees paid to our independent accountants.
The function of the Audit Committee is oversight. The independent accountants are accountable to the Board and the Audit Committee, as representatives of the Company’s Shareholders. The Board and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Company’s independent accountants (subject, if applicable, to Shareholder ratification).
In fulfilling their responsibilities, the members of the Audit Committee are not full-time employees of the Company or management and are not, and do not represent themselves to be, accountants or auditors by profession. Accordingly, it is not the duty or the responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures, to determine that our financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to set auditor independence standards.
The responsibilities of the Audit Committee also include compliance oversight, including discussing with management and the independent auditors any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements or accounting policies. In addition, the Audit Committee reviews related party transactions and considers any conflicts of interest brought to its attention pursuant to the Company’s Code of Conduct or Code of Ethics. See “Certain Relationships and Related Party Transactions.”

The Audit Committee is also responsible for aiding our Board in overseeing the determination of fair value of investments by reviewing valuation information provided by GC Advisors, and any independent valuation firms and pricing services utilized in the valuation processes and procedures, and assessing valuation recommendations. The Audit Committee Charter is attached as Annex A to this Proxy Statement.

Nominating and Corporate Governance Committee
The members of the Nominating and Corporate Governance Committee are John T. Baily, Kenneth F. Bernstein, Lofton P. Holder, Anita J. Rival and William M. Webster IV, each of whom is independent for purposes of the 1940 Act. William M. Webster IV serves as Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating Trustees for election by our Shareholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management. The Nominating and Corporate Governance Committee has adopted a written Nominating and Corporate Governance Committee Charter, an example of which is attached as Annex B to this Proxy Statement.
The Nominating and Corporate Governance Committee considers Shareholder recommendations for possible nominees for election as Trustees when such recommendations are submitted in accordance with the Company’s bylaws, the Nominating and Corporate Governance Committee Charter and any applicable law, rule or regulation regarding Trustee nominations. Our bylaws provide that a Shareholder who wishes to nominate a person for election as a Trustee at a meeting of Shareholders must deliver written notice to our corporate secretary, Wu-Kwan Kit, c/o Golub Capital Private Credit Fund, 200 Park Avenue, 25th Floor, New York, NY 10166. This notice must contain, as to each nominee, all information that would be required under applicable SEC rules to be disclosed in connection with election of a Trustee and certain other information set forth in our bylaws, including the following minimum information for each Trustee nominee: full name, age and address; principal occupation during the past five years; directorships on publicly held companies and investment companies during the past five years; number of shares of our Common Shares owned, if any; and a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the Shareholders. In order to be eligible to be a nominee for election as a Trustee by a Shareholder, such potential nominee must deliver to our Corporate Secretary a written questionnaire providing the requested information about the background and qualifications of such nominee and a written representation and agreement that such nominee is not and will not become a party to any voting agreements, any agreement or understanding with any person with respect to any compensation or indemnification in connection with services on the Board and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and share ownership and trading policies and guidelines.
Criteria considered by the Nominating and Corporate Governance Committee in evaluating the qualifications of individuals for election as members of the Board include compliance with the independence and other applicable requirements of the 1940 Act and the SEC, and all other applicable laws, rules and regulations; the criteria, policies and principles set forth in the Nominating and Corporate Governance Committee Charter and the ability to contribute to the effective management of the Company, taking into account the needs of the Company and such factors as the individual’s experience, perspective, skills and knowledge of the industry in which the Company operates. The Nominating and Corporate Governance Committee also may consider such other factors as it may deem are in the best interests of the Company and its Shareholders.

Compensation Committee
The Company does not have a compensation committee because its executive officers do not receive compensation from us. The Board, as a whole, is responsible for reviewing the reimbursement by the Company to the Administrator of the allocable portion of the cost of the Company’s Chief Financial Officer and Chief Compliance Officer and their respective staffs on an annual basis and also participates in the consideration of Trustee compensation. Decisions on Trustee compensation are based on a review of data of comparable BDCs.
Communication with the Board

Shareholders with questions about the Company are encouraged to contact the Company’s Investor Relations Department at 200 Park Avenue, 25th Floor, New York, NY 10166. However, if Shareholders believe that their questions have not been addressed, they may communicate with the Company’s Board by sending their communications to Wu-Kwan Kit, Secretary, c/o Golub Capital Private Credit Fund, 200 Park Avenue, 25th Floor, New York, NY 10166. All Shareholder communications received in this manner will be delivered to one or more members of the Board.

Information about the Officers Who Are Not Trustees
The following information pertains to our officers who are not trustees of the Company.

Name, Address and Year of Birth(1)	Position(s) held with Company	Principal Occupation(s) During the Past 5 Years
Wu-Kwan Kit (1981)	Chief Compliance Officer and Secretary
Wu-Kwan Kit is Chief Compliance Officer and Secretary of GCRED. She serves as Chief Compliance Officer and Secretary for GBDC, GDLC, GDLCU, GBDC 4 and GCRED since May 2025 and for GPIF S and GPIF I since October 2025. Ms. Kit has served as Senior BDC Counsel to Golub Capital since September 2024. Prior to joining Golub Capital, Ms. Kit was Senior Vice President and Senior Counsel at PIMCO, where she primarily supported its registered funds. Prior to this position, she worked at Van Eck Associates as Assistant General Counsel. Prior to that, Ms. Kit worked as an Associate in Schulte Roth & Zabel’s Investment Management Group. Ms. Kit earned her BA degree cum laude from the University of Pennsylvania. She received a JD from the University of Pennsylvania Law School.

Daniel J. Colaizzi (1983)	Managing Director	Daniel J. Colaizzi joined Golub Capital in 2017 and is a Managing Director of GCRED, GPIF S and GPIF I. Mr. Colaizzi is a Managing Director and Co-Head of the Global Product Group, responsible for product origination and management, product specialist, investor diligence and thought leadership for the Firm. He was previously Co-Head of the Solutions Group, responsible for new product development for the Firm. Before that, Mr. Colaizzi was Deputy General Counsel on the Legal and Compliance Team, responsible for representing Golub Capital in all transactions in which the Firm obtains financing, including collateralized loan obligations, lines of credit and other financings. Prior to joining Golub Capital, Mr. Colaizzi was an Associate in the Finance and Real Estate group at Dechert, where he represented asset managers in the negotiation of collateralized loan obligation and other asset financing debt transactions. Prior to this position, he worked at Cohen & Grigsby as an Associate on the Business Services team, where he represented private equity funds, asset managers and commercial banks in mergers and acquisitions and acquisition financing transactions. Mr. Colaizzi earned his BA in Political Science from Coastal Carolina University. He received a JD summa cum laude from the University of Pittsburgh.

Jonathan D. Simmons (1982)	Managing Director of Corporate Strategy	Jonathan D. Simmons is the Managing Director of Corporate Strategy of GCRED. He is also a Senior Managing Director and Head of Corporate Development at Golub Capital. In these capacities, he is responsible for developing and executing strategic projects across the firm. Mr. Simmons also currently serves as an officer of GBDC, GDLC, GDLCU, GBDC 4 and served in the same role at GCIC and GBDC 3 from 2014 until GCIC’s acquisition by GBDC in 2019 and 2017 until GBDC 3’s acquisition by GBDC in 2024. He was previously a member of Golub Capital’s Direct Lending team, where he underwrote, executed and monitored investments. Prior to joining Golub Capital, Mr. Simmons was a Senior Associate at Churchill Financial, where he executed senior and junior debt investments, as well as equity co-investments in middle market companies, and managed the workout of distressed investments. Prior to this position, he was an Investment Banking Associate at J.P. Morgan Securities, where he originated, structured and executed senior and subordinated debt, as well as hybrid and preferred equity transactions for specialty finance and banking institutions. Mr. Simmons earned his BA degree magna cum laude in Mathematics and Economics from Colgate University.
Timothy J. Topicz (1984)	Director	Timothy J. Topicz joined Golub Capital in 2022 and is a Director in the BDC Group. He is responsible for the program management of the BDC business for the firm. Mr. Topicz also currently serves as an officer of GBDC, GDLC, GDLCU, GBDC 4, GPIF S and GPIF I. He also was an officer of GBDC 3 prior to its merger with GBDC in 2024. Prior to joining Golub Capital, Mr. Topicz was a Vice President in the Financial Institutions Investment Banking group at Wells Fargo Securities, where he led the firm’s investment banking coverage effort for the Business Development Company sector. Mr. Topicz earned his BS with honors in Business Administration and Finance from The Ohio State University. He received an MBA from the University of Chicago Booth School of Business. He is a CFA® Charterholder.

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(1) The business address of each of our officers, GC Advisors and the Administrator is c/o Golub Capital Private Credit Fund, 200 Park Avenue, 25th Floor, New York, NY, 10166.

Each officer holds his office until his successor is chosen and qualified or until his earlier resignation or removal.
Code of Conduct and Code of Ethics
We expect each of our officers and Trustees, as well as any person affiliated with our operations, to act in accordance with the highest standards of personal and professional integrity at all times and to comply with the Company’s policies and procedures and all laws, rules and regulations of any applicable international, federal, provincial, state or local government. To this effect, the Company has adopted a Code of Conduct which applies to the Company’s Trustees, executive officers, officers and their respective staffs and serves as a “code of ethics”, as defined in Item 406(b) of Regulation S-K.

Additionally, as required by the 1940 Act, we and GC Advisors have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions.
Our Code of Ethics and the Code of Ethics of GC Advisors are filed as an exhibit to our Annual Report, and our Code of Conduct is accessible on our website at www.gcredbdc.com. We intend to disclose any material amendments to or waivers of required provisions of our Code of Conduct or the Code of Ethics on a Current Report on Form 8-K.
The Company has established a policy designed to prohibit officers, Trustees, and employees of the Company and GC Advisors from purchasing or selling securities of the Company while in possession of material nonpublic information, or otherwise using such information for their personal benefit or in any manner that would violate applicable laws and regulations. The policy also prohibits short-selling and margining of either the Company’s securities or the securities of existing or prospective portfolio companies. The policy does not expressly prohibit Trustees, executive officers or employees of the Company and its affiliates from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our Common Shares. However, the Company discourages trades by such persons that are of a short-term nature rather than for investment purposes, and all purchases and sales of the Company’s securities by Trustees, officers and employees of the Company and its affiliates must receive pre-clearance from the Company’s Chief Compliance Officer.

Insider Trading Policy
The Company has adopted an insider trading policy applicable to the Company's and GC Advisors' directors and officers and employees, which is included within the Company's code of ethics and is filed as an exhibit to such Company's Annual Report.

Compensation of Trustees
The Independent Trustees will receive an annual fee of $68,000 for the fiscal year ending September 30, 2026. They will also receive $3,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each regular Board meeting, either in person or telephonically, and $500 for each special telephonic meeting. They will also receive $1,000 for each committee meeting plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended in person or telephonically (provided that such compensation will only be paid if the committee meeting is not held on the same day as any regular board meeting). The chairman of the Audit Committee receives an annual fee of $7,500. We have obtained trustees’ and officers’ liability insurance on behalf of our Trustees and officers. No compensation is paid to Interested Trustees who are “interested persons.” The Board reviews and determines the compensation of the Independent Trustees.
The following table shows information regarding the compensation earned by our Trustees for the fiscal year ended September 30, 2025. No compensation is paid by us to any Interested Trustee or executive officer of the Company.

Name	Aggregate Compensation from the Company(1)	Pension Retirement Benefits Accrued as Part of Our Expenses(2)	Total Compensation from the Company Paid to Trustee(1)
Independent Trustees
John T. Baily	$72,000	—	$72,000
Kenneth F. Bernstein	$72,000	—	$72,000
Lofton P. Holder	$72,000	—	$72,000
Anita J. Rival	$72,000	—	$72,000
William M. Webster IV	$79,500	—	$79,500
Interested Trustees
David B. Golub	—	—	—
Christopher C. Ericson	—	—	—
_______________________________
(1)The amounts listed are for the fiscal year ending September 30, 2025. For a discussion of the Independent Trustees’ compensation see above.
(2)We do not have a profit-sharing or retirement plan, and trustees do not receive any pension or retirement benefits.

Policies and Practices Related to the Timing of Equity Awards
The Company does not grant options, and accordingly, we have no policy, program, practice, or plan pertaining to the timing of stock option grants with respect to the release of material non-public information. Furthermore, given that we do not directly compensate our executive officers, we also have not timed the release of material non-public information for the purpose of affecting the value of executive compensation.

Certain Relationships and Related Party Transactions
We have entered into agreements with GC Advisors, in which members of our senior management, including our officers, our interested Trustees and members of GC Advisors’ investment committee have ownership and/or financial interests. Members of our senior management and the investment committee also serve as principals of other investment advisers affiliated with GC Advisors that sponsor and/or manage accounts with investment objectives similar to ours as well as funds with different investment objectives. In addition, our officers and Trustees and the members of GC Advisors and its investment committee also serve as officers, trustees or principals of entities that operate in the same, or related, line of business as we do or of accounts managed or sponsored by GC Advisors and its affiliates. Many of these accounts have investment objectives that are similar to our investment objective.
In serving in these multiple capacities, GC Advisors and its personnel have obligations to other clients or investors in those entities, the fulfillment of which could conflict with the best interests of us or our Shareholders. The allocation of time and focus by personnel of GC Advisors and its affiliates to these existing portfolio company investments held by other funds and accounts could reduce the time that such individuals have to spend on our investing activities.
Subject to certain 1940 Act restrictions on co-investments with affiliates, GC Advisors offers us the right to participate in all investment opportunities that it determines are appropriate for us in view of our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other relevant factors. Such offers are subject to the exception that, in accordance with GC Advisors’ code of ethics and allocation policies, it is unlikely that we will participate in each individual opportunity but will, on an overall basis, be entitled to participate equitably with other entities sponsored or managed by GC Advisors and its affiliates over time.
GC Advisors and its affiliates have both subjective and objective policies and procedures in place that are designed to manage conflicts of interest between GC Advisors’ fiduciary obligations to us and its similar fiduciary obligations to other clients. To the extent that we compete with other accounts sponsored or managed by GC Advisors or its affiliates for a particular investment opportunity, GC Advisors will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (1) its internal conflict of interest and allocation policies, (2) the requirements of the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and (3) certain restrictions under the 1940 Act regarding co-investments with affiliates, as modified by no-action relief granted by the SEC as well as exemptive relief from the SEC to permit flexibility to negotiate the terms of co-investments, in each case in compliance with the terms and conditions of such no-action or exemptive relief, to the extent applicable. GC Advisors has adopted allocation policies reasonably designed to ensure that such opportunities are allocated fairly and equitably among its private funds, separately managed accounts, collateralized loan obligation issuers, proprietary accounts, and entities regulated under the 1940 Act (including business development companies, registered investment companies and their respective wholly-owned subsidiaries) (“Clients”) over time and in a manner that is consistent with applicable laws, rules and regulations. The allocation policies also seek to achieve reasonable efficiency and provide flexibility to allocate investments among Clients in a manner that will benefit the Clients and promote the growth of the financing and advisory operations of the GC Advisors’ affiliates to the benefit of all Clients. There can be no assurance that GC Advisors’ or its affiliates’ efforts to allocate any particular investment opportunity fairly among all Clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.
GC Advisors has historically sponsored or managed, and currently sponsors or manages, accounts with similar or overlapping investment strategies and has put in place a conflict-resolution policy that addresses the co-investment restrictions set forth under the 1940 Act. GC Advisors seeks to ensure the equitable allocation of investment opportunities when we are able to invest alongside other accounts sponsored or managed by GC Advisors and its affiliates. When we invest alongside such other accounts, such investments are made consistent with GC Advisors’ allocation policy. Under this allocation policy, GC Advisors will determine separately the amount of any proposed investment to be made by us and similar eligible accounts. We expect that these determinations will be made similarly for other accounts sponsored or managed by GC Advisors and its affiliates. Furthermore, we may receive smaller allocations relative to larger accounts, including accounts that can incur material amounts of leverage, and/or receive larger allocations relative to the Company’s size as compared to allocations to larger accounts. If sufficient securities or loan amounts are available to satisfy our and each such account’s proposed investment, the opportunity will be allocated in accordance with GC Advisor’s pre-transaction determination.

Where there is an insufficient amount of an investment opportunity to fully satisfy us and other accounts sponsored or managed by GC Advisors or its affiliates, the allocation policy further provides that allocations among us and other accounts will generally be made pro rata in proportion to the level of investment that we and any other accounts initially sought, subject to compliance with the terms of any co-investment exemptive relief from the SEC. In situations in which co-investment with other entities sponsored or managed by GC Advisors or its affiliates is not permitted or appropriate, such as when, in the absence of exemptive relief described below, we and such other entities would be making different investments in the same issuer, GC Advisors will need to decide whether we or such other entity or entities will proceed with the investment. GC

Advisors will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts on a basis that will be fair and equitable over time.
We, along with GC Advisors and certain other funds and accounts sponsored or managed by GC Advisors and its affiliates, have received exemptive relief from the SEC that permits us, among other things, to co-invest with other funds and accounts managed by GC Advisors or its affiliates, in certain privately placed investments that involve the negotiation of certain terms of the securities to be purchased (in addition to price-related terms), subject to certain conditions. We believe that co-investment by us and accounts sponsored or managed by GC Advisors and its affiliates could afford us additional investment opportunities and the ability to achieve greater diversification.
In connection with investments made by us, GC Advisors and its affiliates often receive origination, commitment, documentation, structuring, facility, monitoring, amendment, refinancing, administrative agent and/or other fees from portfolio companies in which we invest or propose to invest. Where doing so is consistent with applicable law, SEC guidance and the co-investment exemptive relief order from the SEC, some or all of such fees can be retained by GC Advisors and its affiliates.
GC Advisors and its affiliates have other Clients with similar or competing investment objectives, including GBDC, GDLC, GDLCU, GBDC 4, GPIF S, GPIF I and multiple private funds and separate accounts that pursue an investment strategy similar to or overlapping with ours, some of which seek additional new capital. In serving such Clients, GC Advisors has obligations to those Clients and their investors. Our investment objective often overlaps with such affiliated accounts. GC Advisors’ allocation procedures are designed to allocate investment opportunities among the accounts sponsored or managed by GC Advisors and its affiliates in a manner consistent with its obligations under the Advisers Act. If two or more accounts with similar investment strategies are actively investing, GC Advisors will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy.
Our senior management, members of GC Advisors’ investment committee and other investment professionals from GC Advisors could serve as trustees of, or in a similar capacity with, companies in which we invest or in which we are considering making an investment. Through these and other relationships with a company, these individuals would obtain material non-public information that could restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law. In addition, we have adopted a formal Code of Ethics that governs the conduct of our and GC Advisors’ officers, trustees and employees. Our officers and trustees also remain subject to the duties imposed by both the 1940 Act and the Delaware law.

We have entered into an investment advisory agreement (the “Investment Advisory Agreement”) with GC Advisors pursuant to which we pay GC Advisors a base management fee and an incentive fee. Our Board reapproved the Investment Advisory Agreement for a one-year term in May 2025. The incentive fee is computed and paid in part on income that we have not yet received in cash. This fee structure creates an incentive for GC Advisors to make certain types of investments. Additionally, in accordance with Rule 2a-5 under the 1940 Act, our Board has designated GC Advisors as our valuation designee responsible for determining the fair value of our portfolio investments, subject to the oversight of the Board. GC Advisors, in its capacity as valuation designee, is responsible for determining, in good faith, the fair value of investments that are not publicly traded, whose market prices are not readily available as part of the regular valuation process and in any other situation where portfolio investments require a fair value determination. We pay GC Advisors an incentive fee that is based on the performance of our portfolio and a base management fee that is based on the value of our net assets. There is a conflict of interest when personnel of GC Advisors are involved in the valuation process of our portfolio investments. Under our incentive fee structure, GC Advisors benefits when we recognize capital gains and, because GC Advisors determines when a holding is sold, GC Advisors controls the timing of the recognition of such capital gains. In addition, because the base management fee that we pay to GC Advisors is based on the fair value of our net assets, including those assets acquired through the use of leverage, GC Advisors has a financial incentive to incur leverage. For the fiscal year ended September 30, 2025, GC Advisors earned a base management fee, together with the collateral management fees described below, of $34.1 million. For the fiscal year ended September 30, 2025, GC Advisors earned an income-based incentive fee of $34.0 million and there was no capital gain incentive fee payable as calculated under the Investment Advisory Agreement.
We have entered into a license agreement with Golub Capital LLC under which Golub Capital LLC has granted us a non-exclusive, royalty-free license to use the name “Golub Capital”.
Pursuant to an administration agreement (the “Administration Agreement”), Golub Capital LLC furnishes us with office facilities and equipment and provides clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Our Board reapproved the Administration Agreement for a one-year term in May 2025. Under our Administration Agreement, Golub Capital LLC performs, or oversees, or arranges for, the performance of, our required administrative services, which include, among other things, being responsible for the financial and other records that we are required to maintain and preparing reports to our Shareholders and reports filed with the SEC. GC Advisors is the sole member of and controls Golub Capital LLC. For the fiscal year ended September 30, 2025, the Company reimbursed GC Advisors $5.7 million for the services described above.
GC Advisors is an affiliate of Golub Capital LLC, with whom it has entered into a staffing agreement (the “Staffing Agreement”). Under this agreement, Golub Capital LLC makes available to GC Advisors experienced investment professionals and access to the senior investment personnel and other resources of Golub Capital LLC and its affiliates. The Staffing Agreement provides GC Advisors with access to deal flow generated by the professionals of Golub Capital LLC and its affiliates and commits the members of GC Advisors’ investment committee to serve in that capacity. GC Advisors seeks to capitalize on what we believe to be the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of Golub Capital LLC’s investment professionals.
GC Advisors currently serves as collateral manager to Golub Capital Private Credit Fund CLO-R and Golub Capital Private Credit Fund CLO-2, each our wholly-owned subsidiary, under collateral management agreements and receives a fee for providing these services that is offset against the base management fee payable by us under the Investment Advisory Agreement.
The Company has entered into a revolving loan agreement (as amended, the “Adviser Revolver”) with GC Advisors, as the lender. As of the Record Date, the Company was permitted to borrow a maximum of $300.0 million and expires on July 3, 2026. The Adviser Revolver bears an interest rate equal to the short-term Applicable Federal Rate.
The Audit Committee, in consultation with the Company’s Chief Executive Officer, Chief Compliance Officer and legal counsel, has established a written policy to govern the review of potential related party transactions. The Audit Committee conducts quarterly reviews of any potential related party transactions and, during these reviews, it also considers any conflicts of interest brought to its attention pursuant to the Company’s Code of Conduct or Code of Ethics.

PROPOSAL 2: RATIFICATION OF
SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee, comprised of all Independent Trustees, has selected Ernst & Young LLP to serve as the independent registered public accounting firm for the Company for the fiscal year ending September 30, 2026. This selection is presented for ratification by the Shareholders. It is expected that a representative of Ernst

& Young LLP will join the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.

Principal Accountant Fees and Services

The following aggregate fees by Ernst & Young LLP, the Company’s current independent registered accounting firm, were billed to the Company for work attributable to audit, tax and other services provided to the Company for the fiscal years ended September 30, 2025 and 2024.

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2025	September 30, 2024
Audit Fees	$350,000	$283,050
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	235,000	152,000
Total	$585,000	$435,050
Audit Fees: Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that were provided by Ernst & Young LLP for the fiscal years ended September 30, 2025 and 2024 in connection with statutory and regulatory filings. Of the audit fees billed, $235,000 and $152,000 related to Registration Statement and prospectus filings during 2025 and 2024, respectively.
Audit-Related Fees: Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.
Tax Fees: Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.
All Other Fees: Other fees would include fees billed for products and services other than the services reported above.
The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by Ernst & Young LLP, the Company’s independent auditor. The policy requires that the Audit Committee pre-approve the audit and permissible non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence. While there were no audit-related fees and tax fees incurred in the fiscal year ended September 30, 2025, if any of these would have been incurred, they would have been approved by the Audit Committee. For the fiscal years ended September 30, 2025 and 2024, the Company did not pay any fees for services pursuant to the exceptions to the pre-approval requirements set forth in 17 CFR 210.2-01(c)(7)(i)(C).
Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.
THE BOARD, INCLUDING EACH OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF ERNST & YOUNG LLP AS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO THE COMPANY FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2026.

Audit Committee Report1
The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended September 30, 2025.
The Audit Committee has reviewed and discussed the Company’s audited financial statements with management and Ernst & Young LLP, the Company’s independent registered public accounting firm for the fiscal year ended September 30, 2025, with and without management present. The Audit Committee included in its review results of Ernst & Young LLP’s examinations, the Company’s internal controls and the quality of the Company’s financial reporting. The Audit Committee also reviewed the Company’s procedures and internal control processes designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company’s chief executive officer and chief financial officer that are required in periodic reports filed by the Company with the SEC. The Audit Committee is satisfied that the Company’s internal control system is adequate and that the Company employs appropriate accounting and auditing procedures.
The Audit Committee also has discussed with Ernst & Young LLP matters relating to Ernst & Young LLP’s judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by Auditing Standard No. 16 (Communication with Audit Committees). In addition, the Audit Committee has discussed with Ernst & Young LLP its independence from management and the Company, as well as the matters in the written disclosures received from Ernst & Young LLP and required by Public Company Accounting Oversight Board Rule 3526 (Communication with Audit Committee Concerning Independence). The Audit Committee received a letter from Ernst & Young LLP confirming its independence and discussed it with them. The Audit Committee reviewed and approved the amount of audit fees paid to Ernst & Young LLP for the fiscal year ended September 30, 2025. The Audit Committee discussed and reviewed with Ernst & Young LLP the Company’s critical accounting policies and practices, internal controls, other material written communications to management, and the scope of Ernst & Young LLP’s audits and all fees paid to Ernst & Young LLP during the fiscal year. The Audit Committee adopted guidelines requiring review and pre-approval by the Audit Committee of audit and non-audit services performed by Ernst & Young LLP for the Company. The Audit Committee has reviewed and considered the compatibility of Ernst & Young LLP’s performance of non-audit services with the maintenance of Ernst & Young LLP’s independence as the Company’s independent registered public accounting firm.
Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2025 for filing with the SEC.
November 14, 2025

The Audit Committee
William M. Webster IV, Chair
John T. Baily
Kenneth F. Bernstein
Lofton P. Holder
Anita J. Rival

____________________________________

    (1) The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

OTHER BUSINESS
The Board knows of no other matter that is likely to come before the Annual Meeting or that may properly come before the Annual Meeting, apart from the consideration of an adjournment or postponement.
If there appears not to be enough votes for a quorum or to approve each of the proposals at the Annual Meeting, the chair of the Annual Meeting shall have the power to adjourn the Annual Meeting from time to time without notice other than announcement at the Annual Meeting or the Shareholders who are represented in person or by proxy may vote to adjourn the Annual Meeting to permit the further solicitation of proxies. The person(s) named as proxies will vote proxies held by them for such adjournment.
Whether or not you expect to participate in the virtual meeting, please follow the instructions on the Notice of Internet Availability of Proxy Materials to vote via the Internet or request, sign, date and return a proxy card so that you may be represented at the meeting. The Annual Meeting will be a completely virtual meeting of shareholders and will be conducted exclusively by live webcast. To participate in the Annual Meeting, visit www.virtualshareholdermeeting.com/GCRED2026 and enter the Control Number included with the Notice of Internet Availability of Proxy Materials. Please allow time for online check-in procedures. For questions regarding the virtual meeting and voting, please contact us by phone at (212) 750-6060 or by writing to Golub Capital Private Credit Fund, 200 Park Avenue, New York, NY 10166, Attention: Wu-Kwan Kit, Secretary.

ANNUAL AND QUARTERLY REPORTS
Copies of our Annual Report, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K are available at our website at www.gcredbdc.com or without charge upon request by calling us collect at (212) 750-6060, or by mail to Golub Capital Private Credit Fund, Attention: Investor Relations, 200 Park Avenue, 25th Floor, New York, NY 10166. Copies of such reports are also posted via EDGAR on the SEC’s website at www.sec.gov.

SUBMISSION OF SHAREHOLDER PROPOSALS
The Company expects that the 2027 Annual Meeting of Shareholders will be held in January 2027, but the exact date, time and location of such meeting have yet to be determined. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at an Annual Meeting of Shareholders unless certain securities law requirements are met. A Shareholder who intends to present a proposal for inclusion in the Company’s proxy statement and proxy card relating to our 2027 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”) must submit the proposal in writing to the Company at its address in New York, New York, and the Company must receive the proposal no later than September 7, 2026, in order for the proposal to be considered for inclusion in the Company’s proxy statement for the 2027 Annual Meeting.
In addition, the Company’s bylaws contain an advance notice provision requiring that, if a Shareholder’s proposal, including for the nomination of a Trustee, is to be brought before the next Annual Meeting of Shareholders, such Shareholder must provide timely notice thereof in writing addressed to Wu-Kwan Kit, Secretary, c/o Golub Capital Private Credit Fund, 200 Park Avenue, 25th Floor, New York, NY 10166. Notices of intention to present proposals, including nomination of a Trustee, at the 2027 Annual Meeting must be received by the Company between August 8, 2026 and 5:00 p.m. Eastern Time on September 7, 2026. In the event that the date of the mailing of the notice for the next Annual Meeting is advanced or delayed by more than

30 days from the first anniversary of the date of mailing the notice for the preceding year’s Annual Meeting, notice by the Shareholder to be timely must be so delivered not earlier than the close of business on the 150th day prior to the date of mailing the notice for such Annual Meeting and not later than the close of business on the later of the 120th day prior to the date of mailing the notice for such Annual Meeting or the tenth day following the day on which public announcement of the date of mailing of the notice for such Annual Meeting is first made. A Shareholder’s notice must contain information specified in our bylaws about the Shareholder and the proposed business or nominee for election as a Trustee. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the Annual Meeting unless certain securities law requirements and requirements of the Company’s bylaws are met. The Company reserves the right to reject, rule out of order, or to take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

HOUSEHOLDING OF PROXY MATERIALS
SEC rules permit us and intermediaries such as brokers to satisfy delivery requirements for the Annual Report, Proxy Statement or Notice of Internet Availability of Proxy Materials with respect to two or more Shareholders sharing the same address by delivering a single Annual Report, Proxy Statement or Notice of Internet Availability of Proxy Materials addressed to those shareholders. This process, which is commonly referred to as “householding,” provides cost savings for companies. We and some brokers household proxy materials, and will deliver a single Annual Report, Proxy Statement or Notice of Internet Availability of Proxy Materials to multiple Shareholders sharing an address unless contrary instructions have been received from the affected Shareholders. Shareholders will continue to receive separate proxy cards. Once you have received notice from us or your broker that we or it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Annual Report, Proxy Statement or Notice of Internet Availability of Proxy Materials, or if you are receiving duplicate copies of these materials and wish to have householding apply, please notify your broker or us by phone at (212) 750-6060, or by mail to Golub Capital Private Credit Fund, Attention: Investor Relations, 200 Park Avenue, 25th Floor, New York, NY 10166.
The Company’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Company’s Chief Compliance Officer. Persons who are uncomfortable submitting complaints to the Chief Compliance Officer, including complaints involving the Chief Compliance Officer, may submit complaints directly to the Company’s Audit Committee. Complaints may be submitted on an anonymous basis.
The Chief Compliance Officer may be contacted at:
Ms. Wu-Kwan Kit
Golub Capital Private Credit Fund
Chief Compliance Officer
200 Park Avenue, 25th Floor
New York, NY 10166
The Audit Committee Members may be contacted at:
Messrs. William M. Webster IV, John T. Baily, Kenneth F. Bernstein, Lofton P. Holder and/or Ms. Anita J. Rival
Golub Capital Private Credit Fund
Audit Committee Member
200 Park Avenue, 25th Floor
New York, NY 10166

You are cordially invited to participate in our virtual Annual Meeting. Whether or not you plan to join the Annual Meeting, you are requested to vote in accordance with the voting instructions in the Notice of Internet Availability of Proxy Materials, or by requesting hard copy proxy materials from us and returning a proxy card.

By Order of the Board of Trustees,
/s/ Wu-Kwan Kit
Wu-Kwan Kit
Chief Compliance Officer and Secretary
January 6, 2026

ANNEX A

GOLUB CAPITAL PRIVATE CREDIT FUND
AUDIT COMMITTEE CHARTER

I.Purpose
The Audit Committee is appointed by the Board of Directors1 of the Company, pursuant to authority delegated to it by the Board of Directors, to monitor (i) the integrity of the financial statements of the Company, (ii) the independent auditor’s qualifications and independence, (iii) the performance of the Company’s internal audit function and independent auditors, and (iv) the compliance by the Company with legal and regulatory requirements.

II.Committee Membership
The Audit Committee of the Company shall at all times have at least three members and be composed solely of Independent Directors. For purposes of this Audit Committee Charter, “Independent Directors” are Directors of the Company who (i) are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Company, (ii) if any securities of the Company are listed on The Nasdaq Stock Market LLC (“Nasdaq”), are “independent directors” as defined in Rule 5605(a)(2) of the Nasdaq listing rules and (iii) meet the independence requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “SEC”), including the requirements that such persons not accept directly or indirectly any consulting, advisory, or other compensation from the Company or any subsidiary thereof (other than Directors’ fees received in such person’s capacity as a member of the Audit Committee, Board of Directors or another committee of the Board of Directors of the Company or such subsidiary) and that such persons cannot have participated in the preparation of the financial statements of the Company in the previous 3 years. The Board of Directors shall designate the members of the Audit Committee. The Board of Directors shall have the power at any time to change the membership of the Audit Committee, to fill all vacancies and to designate alternate members to replace any absent or disqualified members, so long as the Audit Committee shall at all times have at least three members and be composed solely of Independent Directors. If a member of the Audit Committee ceases to be independent for reasons outside the reasonable control of such member, the member may remain on the Audit Committee until the earlier of the next annual stockholders meeting of the Company or 1 year from the occurrence of the event that caused the failure of such member to be independent, provided that, if any securities of the Company are listed on Nasdaq, the Company provides notice to Nasdaq immediately upon learning of the event or circumstance that caused the noncompliance pursuant to Rule 5605(c)(4) of the Nasdaq listing rules and subject to the exception contained in Rule 5605(c)(5) of the Nasdaq listing rules. The members of the Audit Committee shall select its Chairman.
For so long as the Company’s common stock is listed on Nasdaq (i) the Audit Committee shall at all times have at least one member that has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities and (ii) all members of the Audit Committee shall be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.

As a matter of best practice, the Audit Committee will endeavor to have at least one of its members with the requisite qualifications to be designated by the Board of Directors as an “audit committee financial expert,” as such term is defined by the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations adopted thereunder from time to time (the “Sarbanes-Oxley Act”).

____________________________
1 Hereinafter the term “Directors” is intended to also include “Trustees” as applicable.

To that end, the Audit Committee shall consider at least annually whether one or more of its members qualifies to be designated by the Board of Directors as an “audit committee financial expert.” The Audit Committee shall report the results of its deliberations to the Board of Directors for further action as appropriate, including a determination by the Board of Directors that the Audit Committee membership includes or does not include one or more “audit committee financial expert(s)” and any related disclosure to be made concerning this matter. If a vacancy on the Audit Committee exists due to the retirement or resignation of a member of the Audit Committee who has been designated as an “audit committee financial expert,” the Board of Directors will endeavor to fill such vacancy with another “audit committee financial expert,” as soon as reasonably practicable thereafter. The designation of a member of the Audit Committee as an “audit committee financial expert” does not increase the duties, obligations or liability of the designee as compared to the duties, obligations and liability otherwise imposed on the designee as a member of the Audit Committee and of the Board of Directors.

III.Authority

The function of the Audit Committee is oversight. Management2 is primarily responsible for maintaining appropriate systems for accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent accountants are primarily responsible for planning and carrying out a proper audit of the Company’s annual financial statements in accordance with generally accepted accounting principles. The independent accountants are accountable to the Board of Directors and the Audit Committee, as representatives of the Company’s stockholders. The Board of Directors and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Company’s independent accountants (subject, if applicable, to stockholder ratification).

Members of the Audit Committee are not full-time employees of the Company or management and are not, and do not represent themselves to be, accountants or auditors by profession. Accordingly, it is not the duty or the responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to set auditor independence standards. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons within and outside the Company and management from which it receives information; (ii) the accuracy of the financial and other information provided to the Audit Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors); and (iii) statements made by the officers and employees of the Company, its investment adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent accountants to the Company. In carrying out its responsibilities, the Audit Committee’s policies and procedures shall be adapted, as appropriate, to best react to a changing environment.

In discharging its responsibilities, the Audit Committee shall have authority to retain outside counsel or other consultants as the Audit Committee determines necessary to carry out its duties. The Audit Committee shall also have sole authority to approve the fees and other retention terms of such consultants and to terminate such consultants. The Audit Committee shall have the authority to create subcommittees with such powers as the Audit Committee shall from time to time confer. The Audit Committee shall also be given the resources, as determined by the Audit Committee, for payment of (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company and (ii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

______________
2    For purposes of this Charter, the term “management” means the appropriate officers of the Company, and its investment adviser, administrator, fund accounting agent and other key service providers (other than the independent accountants). Also, for purposes of this Charter, the phrase “internal accounting staff” means the appropriate officers and employees of the Company and its investment adviser, administrator, fund accounting agent and other key service providers (other than the Company’s independent accountants).

IV. Responsibilities
The following are the general responsibilities of the Audit Committee and are set forth only for its guidance. The Audit Committee may assume such other responsibilities as it deems necessary or appropriate in carrying out its purpose. The Audit Committee shall consult, on an ongoing basis, with management, the independent accountants and counsel as to legal or regulatory developments affecting its responsibilities, as well as relevant tax, accounting and industry developments.
Nothing in this Charter shall be interpreted as diminishing or derogating from the responsibilities of the Board of Directors.
Pursuant to authority granted to it by the Board of Directors, the responsibilities of the Audit Committee are:
Retention of Independent Accountants and Approval of Services
1.To appoint and retain each year a firm or firms of independent accountants to audit the accounts and records of the Company, to approve the terms of compensation of such independent accountants and to terminate such independent accountants as it deems appropriate.
2.To pre-approve any independent accountants’ engagement to render audit and/or permissible non-audit services (including the fees charged and proposed to be charged by the independent accountants), subject to the de minimis exceptions under Section 10A(i)(1)(B) of the Exchange Act, and as otherwise required by law.3
3.The Audit Committee may delegate its pre-approval responsibilities to one or more of its members. The member(s) to whom such responsibility is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting for informational purposes only.

Oversight of the Company’s Relationship with the Independent Accountants
4. To obtain and review a report from the independent accountants at least annually regarding:
(a)     the independent accountants’ internal quality-control procedures;
(b)     any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding 5 years respecting one or more independent audits carried out by the firm;
(c)     any steps taken to deal with any such issues; and
(d)     all relationships between the independent accountants and the Company.

_____________
3 In addition to the requirement to pre-approve audit and permissible non-audit services (subject to the de minimis exceptions under Section 10A(i)(1)(B)) to be rendered to the Company by its independent accountants, the Audit Committee is required to pre-approve non-audit services (subject to the de minimis exceptions under Section 10A(i)(1)(B)) rendered by the Company’s independent accountants to the Company’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser), and to any entity controlling, controlled by or under common control with its investment adviser that provides ongoing services to the Company if the engagement relates directly to the operations and financial reporting of the Company.

5.     To evaluate the qualifications, performance and independence of the independent accountants, including the following:
(a)     evaluating the performance of the lead partner, and the quality and depth of the professional staff assigned to the Company;
(b)     considering whether the accountant’s quality controls are adequate;
(c)    considering whether the provision of permitted non-audit services is compatible with maintaining the accountant’s independence; and
(d)     taking into account the opinions of management and the internal accounting staff (or other personnel responsible for the internal audit function).
The Audit Committee shall present its conclusions with respect to the independent accountants to the Board of Directors.
6.     To ensure the regular rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law and consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent accounting firm on a regular basis.
7.     To recommend to the Board of Directors policies for the Company’s hiring of employees or former employees of the independent accountants who participated in any capacity in the audit of the Company.
8.     To discuss with the national office of the independent accountants, if appropriate, issues on which they were consulted by the Company’s audit team and matters of audit quality and consistency.
9.     To consider the effect on the Company of:
(a)     any changes in accounting principles or practices proposed by management or the independent accountants;
(b)     any changes in service providers, such as the Company’s accountants or administrators, that could impact the Company’s internal controls; and
(c)     any changes in schedules (such as fiscal or tax year-end changes) or structures or transactions that require special accounting activities or resources.
10.     To review a presentation by the independent accountants with respect to the Company’s qualification under Subchapter M of the Internal Revenue Code of 1986, as amended, and amounts distributed and reported to shareholders for federal tax purposes.
11.     To annually review a formal written statement from the independent accountants delineating all relationships between the independent accountants and the Company, consistent with applicable standards of the Independence Standards Board, and discussing with the independent accountants their methods and procedures for insuring independence.
12.     To interact with the Company’s independent accountants, including reviewing and, where necessary, assisting in resolution of disagreements that have arisen between management and the independent accountants regarding financial reporting.

Financial Statements and Disclosure Matters
13.     To review and discuss with management and the independent accountants the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board of Directors whether the audited financial statements should be included in the Company’s Annual Report on Form 10-K.
14.     To review and discuss with management and the independent accountants the Company’s earnings releases and quarterly financial statements prior to the filing of its Quarterly Reports on Form 10-Q, including the results of the independent accountants’ reviews of the quarterly financial statements.

15.     To meet with the Company’s independent accountants periodically during each fiscal year, including private meetings, and review written materials prepared by the independent accountants, and, as appropriate:
(a)     to review the arrangements for and the scope of the annual audit and any special audits or other special permissible services;
(b)     to review the Company’s financial statements and to discuss any matters of concern arising in connection with audits of such financial statements, including any adjustments to such statements recommended by the independent accountants or any other results of the audits;
(c)     to consider and review, as appropriate and in consultation with the independent accountants, the appropriateness and adequacy of the Company’s financial and accounting policies, procedures and internal accounting controls and, as appropriate, the internal controls of key service providers, and to review management’s responses to the independent accountants’ comments relating to those policies, procedures and controls, and to any special steps adopted in light of material control deficiencies;
(d)     to review with the independent accountants their opinions as to the fairness of the financial statements;
(e)     to review and discuss quarterly reports from the independent accountants relating to:
(1)    all critical accounting policies and practices to be used;
(2)     all alternative treatment of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent accountants; and
(3) other material written communications between the independent accountant and management, such as any management letter or schedule of unadjusted differences; and
(f)     to review with the independent accountants the matters required to be discussed by Statements on Auditing Standards or other professional standards relating to the conduct of an audit.
16. To prepare the report required by the SEC to be included in the Company’s annual proxy statement.

Compliance Oversight
17.     To obtain from the independent accountants assurance that Section 10A(b) of the Exchange Act has not been implicated.
18.     To investigate, when the Audit Committee deems it necessary, improprieties or suspected improprieties in Company operations.
19.     To establish and maintain procedures for the following, including considering exceptions to and responding to alleged violations of such procedures as the Audit Committee shall consider appropriate:
(a)     the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and
(b)     the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.
20.     To discuss with management and the independent accountants any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements or accounting policies.
21.     To discuss with the Company’s counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

22.     To review with both management and the Company’s independent accountants all related party transactions or dealings with parties related to the Company.
23.     To review and discuss with management and the Company’s independent accountants all off-balance sheet transactions and obligations.

Oversight of the Company’s Internal Audit Function
24. To recommend to the Board of Directors the appointment of the Company’s principal accounting officer and principal financial officer.
25. To establish and annually review the Company’s procedures for: (i) the receipt, retention and treatment of complaints received regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.
26. To consider whether to grant any approvals or waivers sought under the Company’s Code of Conduct (the “Code”) adopted pursuant to the Sarbanes-Oxley Act and the Nasdaq listing rules.
27. To review any alleged violations under the Company’s Code and to make any recommendations to the Board of Directors as it deems appropriate.
28. To require the appropriate officers of the Company, internal accounting staff and individuals with internal audit responsibilities to meet with the Audit Committee for consultation on audit, accounting and related financial matters.
29. To review proposed disclosures in the Company’s periodic reports to the SEC concerning any significant deficiencies in the design or operation of internal controls or material weaknesses in such controls, and any fraud involving management or other employees who have a significant role in the Company’s internal controls, deemed necessary by management during such officers’ certification process for the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.
30. To discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

Other
31. Review and assess the adequacy of this Charter of the Audit Committee annually and submit any proposed modifications to the Board of Directors for submission to shareholders at an annual meeting for approval.
32. To report its activities to the Board of Directors on a regular basis and to make such recommendations with respect to the matters described above and other matters as the Audit Committee may deem necessary or appropriate.
33. To aid the Board of Directors in overseeing the determination of fair value of investments by reviewing valuation information provided by the Company’s investment adviser, in its capacity as valuation designee, and any independent valuation firms and pricing services utilized in the valuation processes and procedures, and assessing valuation recommendations.

V. Meetings
Subject to the Bylaws and resolutions of the Board of Directors, the Audit Committee shall meet as often as it determines, but not less frequently than quarterly, and is empowered to hold special meetings as circumstances require. The Chairman of the Audit Committee or any two members of the Audit Committee may fix the time and place of the Audit Committee’s meetings unless the Board of Directors shall otherwise provide. Members of the Audit Committee may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating can hear each other at the same time. Subject to the provisions of the 1940 Act, participation in a meeting by these means constitutes presence in person at the meeting. Any action required or permitted to be taken at a meeting of the Audit Committee may also be taken without a meeting if all members of the Audit Committee consent thereto in writing. The Audit Committee shall keep regular minutes of its meetings and records of decisions taken without a meeting and cause them to be recorded in the Company’s minute book. The Audit Committee may invite any Director who is not a member of the Audit Committee, management, counsel, representatives of service providers or other persons to attend meetings and provide information as the Audit Committee, in its sole discretion, considers appropriate.

One third, but not less than two, of the members of the Audit Committee shall be present at any meeting of the Audit Committee in order to constitute a quorum for the transaction of business at such meeting, and the act of a majority present shall be the act of the Audit Committee. In the absence or disqualification of any member of the Audit Committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member, so long as such appointee is an Independent Director.

ANNEX B

GOLUB CAPITAL PRIVATE CREDIT FUND (THE “COMPANY”)

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

I.Purpose

The Nominating and Corporate Governance Committee is appointed by the Board of Directors (the “Board of Directors”)1 of the Company, pursuant to authority delegated to it by the Board of Directors to (i) select qualified nominees to be elected to the Board of Directors by the Company’s stockholders at the annual stockholder meeting, (ii) select qualified nominees to fill any vacancies on the Board of Directors (consistent with criteria approved by the Board of Directors), (iii) develop and recommend to the Board of Directors a set of corporate governance principles applicable to the Company, (iv) oversee the evaluation of the Board of Directors and management and (v) undertake such other duties and responsibilities as may from time to time be delegated by the Board of Directors to the Nominating and Corporate Governance Committee.

II.Committee Membership
The Nominating and Corporate Governance Committee shall be comprised of the number of Independent Directors as the Board of Directors shall determine from time to time, such number not to be less than two. The Nominating and Corporate Governance Committee shall be comprised solely of Independent Directors. For purposes of this Nominating and Corporate Governance Committee Charter, “Independent Directors” are directors of the Company (“Directors”) who (i) are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Company; (ii) if any securities of the Company are listed on The Nasdaq Stock Market LLC (“Nasdaq”), are “independent directors” (as defined in Rule 5605(a)(2) of the Nasdaq listing rules); and (iii) meet any other applicable requirements of the Securities and Exchange Commission (the “SEC”) and any other applicable laws, rules and regulations with respect to independence, as determined by the Board of Directors. The Board of Directors shall designate the members of the Nominating and Corporate Governance Committee. The Board of Directors shall have the power at any time to change the membership of the Nominating and Corporate Governance Committee, to fill all vacancies and to designate alternate members to replace any absent or disqualified members, so long as the Nominating and Corporate Governance Committee shall at all times have at least two members and be composed solely of Independent Directors. The members of the Nominating and Corporate Governance Committee shall select its Chairman.

III.Authority
In discharging its responsibilities, the Nominating and Corporate Governance Committee shall have authority to retain outside counsel or other consultants in the Nominating and Corporate Governance Committee’s sole discretion. The Nominating and Corporate Governance Committee shall also have sole authority to approve the fees and other retention terms of such consultants and to terminate such consultants. The Nominating and Corporate Governance Committee shall have the authority to create subcommittees with such powers as the Nominating and Corporate Governance Committee shall from time to time confer.

IV.Responsibilities
The following are the general responsibilities of the Nominating and Corporate Governance Committee and are set forth only for its guidance. The Nominating and Corporate Governance Committee may assume such other responsibilities as it deems necessary or appropriate in carrying out its purpose. Nothing in this Charter shall be interpreted as diminishing or derogating from the responsibilities of the Board of Directors.
Pursuant to authority granted to it by the Board of Directors, the responsibilities of the Nominating and Corporate Governance Committee are to:
1 Hereinafter the term "Directors" is intended to also include "Trustees" as applicable.

1.Consider and recruit candidates to fill positions on the Board of Directors, including vacancies resulting from the removal, resignation or retirement of any Director, an increase in the size of the Board of Directors or otherwise. In considering potential candidates, the Nominating and Corporate Governance Committee shall discuss the specific experience, qualifications, attributes and skills that may lead it to the conclusion that such candidate should serve as a director for the Company, in light of the Company’s then-existing business and structure.
2.Establish the criteria for evaluating (subject to Board of Directors approval of those qualifications) and evaluate the qualifications of individuals for election as members of the Board of Directors (or a committee thereof), which criteria shall include, at a minimum, the following:

(a) to the extent required, compliance with the independence and other applicable requirements of the Nasdaq listing rules, the 1940 Act and the SEC, all other applicable laws, rules, regulations and listing standards and the criteria, policies and principles set forth in this Charter; and
(b) the ability to contribute to the effective management of the Company, taking into account the needs of the Company and such factors as the individual’s experience, perspective, skills, and knowledge of the industry in which the Company operates.

3. Recommend the Director nominees for approval by the Board of Directors and election by the stockholders of the Company.
4. Consider stockholder recommendations for possible nominees for election as members of the Board of Directors.
5. Annually evaluate the qualifications and diversity of current members of the Board of Directors who are available for reelection in light of the characteristics of independence, age, skills, experience, availability of service to the Company and tenure of its members, and of the Board of Directors’ anticipated needs. The Nominating and Corporate Governance Committee shall seek to enhance the perspectives and experiences of the Board of Directors through diversity in gender, ethnic background, geographic origin and professional experience.
6. Upon a significant change in a member of the Board of Directors’ personal circumstances (including a change in principal occupation) or in the event a significant ongoing time commitment arises that may be inconsistent with a member of the Board of Directors’ service to the Board, review, as appropriate, the continued Board membership of such member.
7. Report to the Board of Directors its conclusions with respect to the matters that the Nominating and Corporate Governance Committee has considered.
8. Establish and recommend to the Board of Directors guidelines for the removal of members of the Board of Directors.
9. Review the desirability of term limits for Directors and recommend to the Board of Directors policies in this regard from time to time.
10. Evaluate the leadership structure of the Board of Directors, including the responsibilities of the Board of Directors with respect to the Company’s management and whether the Chairman of the Board of Directors is an “interested person” of the Company and evaluate whether such leadership structure is appropriate for the Company in light of the Company’s then-existing business and structure. If the Chairman of the Board of Directors is an “interested person” of the Company, the Nominating and Corporate Governance Committee shall consider whether appointment of a lead independent director is appropriate and if appointed, establish the role of such director in the leadership of the Company.
11. Oversee the evaluation of the Board of Directors and executive officers of the Company. In discharging this responsibility, the Nominating and Corporate Governance Committee shall solicit comments from all Directors and report annually to the Board of Directors on the results of the evaluation.
12. Review periodically with the Chairman of the Board of Directors and the Chief Executive Officer the succession plans relating to positions held by executive officers of the Company and make recommendations to the Board of Directors with respect to the process for selection, and the selection, of individuals to occupy these positions.
13. Review and reassess the adequacy of this Charter of the Nominating and Corporate Governance Committee annually and submit any proposed modifications to the Board of Directors for submission to the stockholders at an annual meeting for approval.
14. Conduct an annual evaluation of the Board of Directors and each committee to determine whether each of them is functioning effectively, and submit a report to the full Board of Directors at the end of the review. The Nominating and Corporate Governance Committee shall discuss the review with the full Board of Directors following the end of each fiscal year.
15. Monitor compliance with the Company’s Code of Conduct under the Sarbanes-Oxley Act of 2002, as amended, and, if applicable, the Nasdaq listing rules, including reviewing with the Chief Compliance Officer the adequacy and effectiveness of the Company’s procedures to ensure proper compliance. The Committee shall also recommend amendments to the Company’s Code of Conduct to the Board of Directors as the Committee may deem appropriate.

V.Meetings
Subject to the Bylaws and resolutions of the Board of Directors, the Nominating and Corporate Governance Committee shall meet from time to time at the direction of the Chairman, provided that the Nominating and Corporate Governance Committee shall not meet less frequently than annually, and is empowered to hold special meetings as circumstances require. The Chairman of the Nominating and Corporate Governance Committee or any two members of the Nominating and Corporate Governance Committee may fix the time and place of the Nominating and Corporate Governance Committee’s meetings unless the Board of Directors shall otherwise provide. Members of the Nominating and Corporate Governance Committee may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating can hear each other at the same time. Subject to the provisions of the 1940 Act, participation in a meeting by these means constitutes presence in person at the meeting. Any action required or permitted to be taken at a meeting of the Nominating and Corporate Governance Committee may also be taken without a meeting if all members of the Nominating and Corporate Governance Committee consent thereto in writing. The Nominating and Corporate Governance Committee shall keep regular minutes of its meetings and records of decisions taken without a meeting and cause them to be recorded in the Company’s minute book. The Nominating and Corporate Governance Committee may invite any Director who is not a member of the Nominating and Corporate Governance Committee, management, counsel, representatives of service providers or other persons to attend meetings and provide information as the Nominating and Corporate Governance Committee, in its sole discretion, considers appropriate.
One third, but not less than two, of the members of the Nominating and Corporate Governance Committee shall be present at any meeting of the Nominating and Corporate Governance Committee in order to constitute a quorum for the transaction of business at such meeting, and the act of a majority present shall be the act of the Nominating and Corporate Governance Committee. In the absence or disqualification of any member of the Nominating and Corporate Governance Committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member, so long as such appointee is an Independent Director.

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V82621-P41890

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GOLUB CAPITAL PRIVATE CREDIT FUND

The Board of Trustees recommends you vote FOR the following proposals:

Nominees:	**For**	**Against**	**Abstain**
1a. John T. Baily	☐	☐	☐
1b. Kenneth F. Bernstein	☐	☐	☐
1c. Lofton P. Holder	☐	☐	☐
1d. William M. Webster IV	☐	☐	☐
1e. Anita J. Rival	☐	☐	☐
1f. David B. Golub	☐	☐	☐
1g. Christopher C. Ericson	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
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V82622-P41890

GOLUB CAPITAL PRIVATE CREDIT FUND
Annual Meeting of Shareholders
February 24, 2026, 9:45 a.m., Eastern Time
This proxy is solicited by the Board of Trustees

The undersigned hereby appoints Wu-Kwan Kit and Christopher C. Ericson, or any one of them, and each with full power of substitution, to act as proxies for the undersigned to vote all the common shares of beneficial interest of Golub Capital Private Credit Fund (the "Company") which the undersigned is entitled to vote at the 2026 Annual Meeting of Shareholders of the Company ("Annual Meeting") to be held virtually at the following website: www.virtualshareholdermeeting.com/GCRED2026, on February 24, 2026 at 9:45 a.m., Eastern Time, and at all postponements and adjournments thereof, as indicated on this proxy.

This proxy is revocable and, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Trustees' recommendations and will be voted "For" the proposals set forth in the Company's proxy statement.

Continued and to be signed on reverse side